UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The Growth Fund of America

How experienced investors can guide you through a challenging market

[photo – whitewater river with kayakers]

Annual report for the year ended August 31, 2008

The Growth Fund of America® invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2008 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75%
maximum sales charge	–27.35%	5.70%	7.85%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.65%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 27 and 28 for details.

Results for other share classes can be found on page 3.

In this report

Special feature

6	How GFA’s experienced
investors help the fund navigate
through difficult markets
When it comes to negotiating the
rough waters of a major market decline,
nothing helps steer a steady course like
experienced investment managers.

Contents

1	Letter to shareholders

4	The value of a long-term
perspective

12	Summary investment
portfolio

19	Financial statements

35	Board of directors and
other officers

[photo – close up of kayaker paddling]

Fellow shareholders:

Battered by the housing downturn, a spreading credit crunch and losses by many large financial companies, U.S. stocks declined during the past 12 months ended August 31, 2008. The economy slowed while inflation concerns and the unemployment rate both rose. Investment bank Bear Stearns collapsed because of its large investments in devalued mortgage-backed securities. The Federal Reserve lowered interest rates and instituted a broad expansion of its lending facilities to counteract the credit freeze and keep financial markets functioning.

After the fiscal year ended, the financial markets were affected by an unprecedented round of developments that reshaped the American financial system. The U.S. Treasury seized control of mortgage firms Fannie Mae and Freddie Mac, and the Federal Reserve took control of American International Group, one of the world’s biggest insurers, essentially wiping out shareholders along the way. The venerable firm Lehman Brothers filed for bankruptcy, and under duress, Merrill Lynch was sold to Bank of America, and Washington Mutual Bank was sold to J.P. Morgan. At press time, negotiations continued on the sale of Wachovia Bank with Citigroup and Wells Fargo.

In this turbulent environment, The Growth Fund of America (GFA) posted a total return of –8.2%. As the table below shows, GFA’s total return surpassed the –11.1% total return of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of primarily large U.S. stocks. Although we are never satisfied with negative returns, we are pleased that the fund exceeded the S&P 500 and three of our four Lipper peer indexes in these difficult conditions. Over the longer periods, GFA has continued to exceed the general market and the fund’s peer indexes by significant margins.

Investment results analysis

Energy exploration and production companies, materials, metals and agricultural businesses provided major contributions to the fund’s results for the fiscal year. Growing demand and rising prices for oil, materials, metals and agricultural products in developing nations such as China, India, Brazil and Russia helped these stocks rise. Among the largest gainers were fertilizer manufacturer Potash Corp. of Saskatchewan (+96.0%), oil and gas company EOG Resources (+55.0%), and United States Steel (+40.8%).

[Begin Sidebar]
Results at a glance

Total returns for periods ended August 31, 2008, with all distributions reinvested

	Average annual
	1 year	5 years	10 years	Lifetime*

The Growth Fund of America
Class A shares	–8.2%	9.1%	10.8%	14.6%
Standard & Poor’s 500 Composite Index†	–11.1	6.9	4.7	11.2
Lipper Capital Appreciation Funds Index	–3.9	8.9	6.3	11.4
Lipper Growth Funds Index	–11.3	5.8	3.8	10.1
Lipper Multi-Cap Core Funds Index	–10.8	7.7	5.9	10.9
Lipper Multi-Cap Growth Funds Index	–9.1	7.3	4.8	11.1

*Since Capital Research and Management Company began managing the fund on December 1, 1973.
†Unmanaged.
[End Sidebar]

[photo – whitewater river]

Commodity prices rose for the first 10 months of the fiscal year and then reversed direction in the last two months. Oil prices, for example, which peaked at around $145 per barrel, dropped to $115 at the end of August, and have dropped further since. This caused a reversal in the stock prices of the above groups such that they gave back part of their gains for the year.

A collection of other companies also contributed, including Gilead Sciences (+44.8%) and Apple (+22.4%). GFA’s sizeable cash position of 13.7% helped support the fund’s return in the down stock market. It’s important to note that the cash position represents the aggregate views of the 11 portfolio counselors and is not a top-down decision.

Financial companies, telecommunication services and consumer discretionary stocks such as retailers and home improvement concerns detracted from returns. While any exposure to the financials sector of the stock market was painful during the year, we are gratified that GFA had a relatively small position in financials (7.9% as of August 31, 2007, compared with 20.1% in the S&P 500).

In the telecommunication sector, Sprint Nextel, a wireless telecommunications company, declined 53.9% due to a loss of market share, disappointing results and management change. A slowing U.S. economy and a housing industry slump affected consumer discretionary companies. Lowe’s, one of America’s largest do-it-yourself home improvement retailers, declined 20.7%, and Target, the second-largest chain of discount stores in the nation, fell 19.6%.

Looking ahead

During the past 12 months, the troubles of Wall Street that were kicked off by the bursting of the housing bubble have spread to financial markets around the world. We continue to be in a period where risk and credit are being repriced and financial markets remain in some turmoil. It is not clear at this time when the housing industry will recover but some sign of improvement will cheer the stock market when it eventually happens. We will be monitoring conditions closely as we continue to conduct detailed fundamental analysis on each of the companies in GFA’s portfolio.

Even though the path ahead may be rough, nothing helps steer a steady course like experienced investment managers. The 11 portfolio counselors of GFA, who each manage a portion of the portfolio, have endured a wide variety of market environments. Six of the 11 have 35 years of investment experience or more, with the average of the entire group at 31 years. Our feature story on page 6 reports how our seasoned portfolio counselors are coping with today’s difficult stock market.

Our advice to shareholders is to stay on the long-term investment plan that you have worked out with your financial adviser. We thank our new shareholders and long-term investors for their continuing faith in The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg
James F. Rothenberg
Vice Chairman of the Board

/s/ Donald D. O’Neal
Donald D. O’Neal
President

October 2, 2008

For current information about the fund, visit americanfunds.com.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–27.06%	5.84%	0.35%
Not reflecting CDSC	–23.47	6.16	0.35

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–24.24	6.10	2.53
Not reflecting CDSC	–23.52	6.10	2.53

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–22.89	6.95	3.35

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–11.40[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–27.37	5.65	3.74
Not reflecting maximum sales charge	–22.93	6.91	4.67

Class 529-B shares[3] — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–27.13	5.69	3.77
Not reflecting CDSC	–23.55	6.01	3.77

Class 529-C shares[3] — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–24.26	6.02	3.78
Not reflecting CDSC	–23.55	6.02	3.78

Class 529-E shares[1,3] — first sold 3/1/02	–23.16	6.56	4.12

Class 529-F-1 shares[1,3] — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–22.80	7.01	8.85

[1]These shares are sold without any initial or contingent deferred sales charge.
[2]Results are cumulative total returns; they are not annualized.
[3]Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 27 and 28 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective
How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2008)*

	1 year	5 years	10 years

Class A shares	–13.51%	7.83%	10.11%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 27 and 28 for details.

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	The Growth Fund of America[3]	Standard & Poor's 500 Composite Index with dividends reinvested[4]
Lipper Multi-Cap
Growth Funds Index[5]
				Lipper Multi-Cap Core Funds Index[5]	Consumer Price Index (inflation)[6]
12/1/1973	$9,425	$10,000	$10,000	$10,000	$10,000
8/31/1974	7,874	7,749	7,845	7,761	10,893
8/31/1975	9,792	9,776	9,431	9,873	11,830
8/31/1976	11,165	12,043	10,765	11,715	12,505
8/31/1977	12,377	11,835	11,007	11,697	13,333
8/31/1978	20,136	13,315	14,823	14,369	14,379
8/31/1979	23,595	14,881	17,014	16,280	16,078
8/31/1980	31,496	17,588	22,374	20,040	18,148
8/31/1981	35,383	18,539	24,287	21,228	20,109
8/31/1982	38,595	19,134	25,570	22,123	21,285
8/31/1983	56,382	27,582	38,044	32,033	21,830
8/31/1984	56,805	29,280	36,701	31,782	22,767
8/31/1985	64,493	34,616	41,413	36,607	23,529
8/31/1986	82,962	48,158	55,640	48,803	23,900
8/31/1987	109,731	64,779	72,149	62,610	24,924
8/31/1988	97,962	53,241	58,985	51,546	25,926
8/31/1989	136,507	74,101	83,543	69,658	27,146
8/31/1990	123,184	70,400	76,088	65,613	28,671
8/31/1991	160,815	89,300	101,155	82,704	29,760
8/31/1992	168,703	96,368	106,268	87,795	30,697
8/31/1993	210,269	110,996	133,701	104,956	31,547
8/31/1994	222,852	117,057	138,309	112,215	32,462
8/31/1995	279,812	142,129	172,196	132,843	33,312
8/31/1996	282,323	168,734	192,309	153,447	34,270
8/31/1997	391,124	237,282	252,795	207,038	35,033
8/31/1998	390,174	256,505	241,989	204,380	35,599
8/31/1999	629,203	358,611	359,870	273,501	36,405
8/31/2000	965,880	417,104	549,013	340,564	37,647
8/31/2001	721,756	315,433	308,552	263,388	38,671
8/31/2002	578,827	258,698	225,096	217,245	39,368
8/31/2003	701,724	289,889	272,701	249,447	40,218
8/31/2004	762,451	323,073	285,459	274,632	41,285
8/31/2005	924,112	363,626	342,600	322,690	42,789
8/31/2006	1,013,358	395,887	359,772	348,654	44,423
8/31/2007	1,182,434	455,775	426,880	405,569	45,298
8/31/2008	1,085,043	405,029	388,117	361,626	47,731

Year ended August 31	1974[7]	1975	1976	1977	1978	1979	1980	1981

Total value (dollars in thousands)
Dividends reinvested	—	$ .4	.3	—	.3	—	.3	.5
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5	35.4
GFA total return	(21.3%)	24.4	14.0	10.9	62.7	17.2	33.5	12.3

Year ended August 31	1982	1983	1984	1985	1986	1987	1988	1989

Total value (dollars in thousands)
Dividends reinvested	1.7	2.3	1.6	1.2	1.0	1.4	1.5	1.7
Value at year-end	38.6	56.4	56.8	64.5	83.0	109.7	98.0	136.5
GFA total return	9.1	46.1	0.8	13.5	28.6	32.3	(10.7)	39.3

Year ended August 31	1990	1991	1992	1993	1994	1995	1996	1997

Total value (dollars in thousands)
Dividends reinvested	3.6	3.2	2.5	1.5	.9	1.4	2.5	2.0
Value at year-end	123.2	160.8	168.7	210.3	222.9	279.8	282.3	391.1
GFA total return	(9.8)	30.5	4.9	24.6	6.0	25.6	0.9	38.5

Year ended August 31	1998	1999	2000	2001	2002	2003	2004	2005

Total value (dollars in thousands)
Dividends reinvested	2.5	2.0	1.1	3.9	1.4	.6	.2	2.8
Value at year-end	390.2	629.2	965.9	721.8	578.8	701.7	762.5	924.1
GFA total return	(0.2)	61.3	53.5	(25.3)	(19.8)	21.2	8.7	21.2

Year ended August 31	2006	2007	2008
				Average
Total value (dollars in thousands)				annual total
Dividends reinvested	5.9	8.7	11.9	return for
Value at year-end	1,013.4	1,182.4	1,085.0	34-3/4 years
GFA total return	9.7	16.7	(8.2)	14.4%[3]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]Includes reinvested dividends of $72,716 and reinvested capital gain distributions of $479,731.
[4]The S&P 500 is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses and cannot be invested in directly.
[5]Includes reinvested dividends.
[6]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

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[photo – kayaker paddling on river]

How GFA’s experienced investors help the fund navigate through difficult markets

[photo – kayaker paddling on whitewater river]
[photo - close-up photo of compass]

[photo- Jim Rothenberg]
[Begin Photo Caption]
Jim Rothenberg
[End Photo Caption]

[photo - Tim Dunn]
[Begin Photo Caption]
Tim Dunn
[End Photo Caption]

[photo - Blair Frank]
[Begin Photo Caption]
Blair Frank
[End Photo Caption]

[photo - Don O’Neal]
[Begin Photo Caption]
Don O’Neal
[End Photo Caption]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Unless otherwise indicated, results shown are at net asset value with all distributions reinvested. If the maximum 5.75% Class A sales charge had been deducted, results would have been lower. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[Begin Pull Quote]
“I’ve seen markets narrow and I’ve seen them broaden. Having lived through those environments is a tremendous advantage in dealing with markets that get out of whack, up or down.”

— Jim Rothenberg
[End Pull Quote]

[photo – kayakers carrying kayak]

When it comes to negotiating the rough waters of a major market decline, nothing helps steer a steady course like experienced investment managers. The 11 portfolio counselors of The Growth Fund of America (GFA) have endured a wide variety of market environments. Through it all, they have learned valuable lessons on how to invest in today’s difficult market.

Many of the portfolio counselors got their training in bear markets, covering industries that were suffering hard times. Jim Rothenberg, vice chairman and portfolio counselor of the fund, joined Capital Research and Management Company, GFA’s investment adviser, in 1970 “at the bottom of a bad market.” Soon thereafter, he and his colleagues went through the prolonged 1973–74 bear market, which was marked by skyrocketing oil prices, double-digit inflation, falling stocks and an economic recession.

Later to come were the boom years of the 1980s and 1990s, the bursting of the dot.com bubble in 2000, the subsequent recovery and the current housing downturn and credit crunch. “I’ve seen markets narrow and I’ve seen them broaden,” Jim says. “Having lived through those environments is a tremendous advantage in dealing with markets that get out of whack, up or down.”

Computer models are no substitute for real-life experience. The current market decline is a period “where experience and common sense are very valuable compared to computer models,” says Don O’Neal, president of GFA. “I am an engineer by training, and I like math and models as much as anyone, but models should only be thought of as tools. At points of stress, market liquidity dries up, and prices can suffer extreme dislocations. Hence, models fail. A broader view of risk, gained from years in the business, is very helpful in times like these.”

A wealth of experience helps

Having portfolio counselors and investment analysts with many years of experience on board can provide a compass for this journey through the whitewater of a market decline. Six of the 11 portfolio counselors, who each manage a portion of the GFA portfolio, have 35 years of investment experience or more, while the average of the entire group is 31 years. The two “newer” portfolio counselors — Tim Dunn and Blair Frank — have 23 and 15 years, respectively.

[photo – hikers walking through a crevasse]

[photo – person looking at a map]

[Begin Sidebar]
A wealth of experience

The Growth Fund of America currently has 11 portfolio counselors who bring together 345 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

Years of
investment
Portfolio counselor	experience*

R. Michael Shanahan	44
Ronald B. Morrow	40
James F. Rothenberg	38
Gordon Crawford	37
James E. Drasdo	37
Gregg E. Ireland	36
Donnalisa Barnum	27
Michael T. Kerr	25
Donald D. O’Neal	23
Timothy P. Dunn	23
J. Blair Frank	15

*As of November 1, 2008.
[End Sidebar]

GFA’s investment analysts also have acquired substantial knowledge and skill. Barry Crosthwaite, who covers energy equipment and services companies, for example, is a 12-year veteran of Capital. “Experience is a critical part of this business because you learn from your past,” Barry says. “It is so important to have knowledgeable investors here and to have them stay with the company. You can capture the know-how of these veterans by studying how they have invested in past downturns and talking to them about what they’ve learned.”

Collaboration between veteran portfolio counselors and newer investment analysts within their investment groups is another plus for GFA. “Investment professionals profit from the portfolio counselors and analysts working together in a research community,” Jim says. “I work closely with other portfolio counselors and analysts. We talk to each other all the time and participate in investment discussions and financial presentations. In addition, we have a diverse mixture of skilled professionals with different investment styles and histories. Some do well in down markets. Others don’t do as well in down markets but make up for it in strong markets.”

Tapping into decades of know-how

Beth Schulte, an investment analyst with seven years’ experience, covers U.S. banks. Beth says she has benefited greatly from her interaction with veteran portfolio counselors. “It’s my job to figure out which financial companies will benefit from the current market dislocation and consolidation. In this volatile market, it is easy to diverge from that clear task. Yet, having the support of counselors who have invested through cycles before and have developed thick skins to deal with volatility is very valuable.”

Ashish Kumar is completing his second year as an investment analyst covering oil and gas exploration and production, agricultural commodities and materials. Prior to joining Capital, he worked for four years as an operations engineer on oil rigs in Vietnam, Indonesia and Norway. He values the insights and knowledge he gains from a cluster of veteran analysts who cover energy in different parts of the world. Energy analysts who cover China, Asia, Europe, the Middle East and the United States meet periodically by telephone. “Participating has helped me understand energy trends in China and developed countries. It has also made me a more knowledgeable investor.”

[photo – Beth Schulte]
[Begin Photo Caption]
Beth Schulte
[End Photo Caption]

[photo – Barry Crosthwaite]
[Begin Photo Caption]
Barry Crosthwaite
[End Photo Caption]

[photo – Ashish Kumar]
[Begin Photo Caption]
Ashish Kumar
[End Photo Caption]

[photo – Jim Drasdo]
[Begin Photo Caption]
Jim Drasdo
[End Photo Caption]

[photo – kayakers paddling through whitewater]

[photo – rocks in whitewater river]

GFA’s history of weathering many market cycles

The Growth Fund of America has been through many market cycles in its history. GFA joined the American Funds family on December 1, 1973, amid the Watergate scandal, oil shocks, rising inflation and soaring interest rates. In the 35 years since, the fund has experienced many ups and downs on its way to a lifetime average annual compound return of 14.6%, more than three percentage points better than Standard & Poor’s 500 Composite Index.

Not all investment decisions have been the right ones, of course, but one measure of the fund’s consistency is its returns for every fiscal 10-year period since 1975. If you had held GFA through any one of those fiscal 10-year periods, you would have received compound annual returns ranging from 10.8% in the weakest one to 24.4% in the strongest one. The median compound annual return was 14.8%.

[photo – Ron Morrow]
[Begin Photo Caption]
Ron Morrow
[End Photo Caption]

[photo – Gordon Crawford]
[Begin Photo Caption]
Gordon Crawford
[End Photo Caption]

[photo – Mike Shanahan]
[Begin Photo Caption]
Mike Shanahan
[End Photo Caption]

[photo – Gregg Ireland]
[Begin Photo Caption]
Gregg Ireland
[End Photo Caption]

How seasoned GFA portfolio counselors are coping with today’s difficult stock market

Focus on fundamental in-depth research of attractive companies. GFA’s experienced professionals meet with company executives to learn more about companies’ fundamental strategies, outlooks and industry positions, says Don O’Neal. “They talk with competitors, suppliers, banks and lenders to get a full picture beyond the financial statements. They ask questions such as ‘What will this company look like three to five years from now?’ ”

Prepare your shopping list. “We want to be in a position to go shopping when stocks of strong companies go on sale,” says Jim Drasdo, portfolio counselor with 37 years of investment experience. “This is not just an end-of-the-month sale when stocks are down 10%. This may be a sale where certain stocks are marked down 50%, and this sale typically comes along once every eight or 10 years.” GFA has sufficient cash and short-term fixed- income investments (13.7% of its portfolio) to invest in potentially strong companies that have temporarily hit a rough patch but should recover when the economy improves.

Invest in defensive stocks. A depth of knowledge of past difficult markets helps portfolio counselors select stocks in today’s troubled market. Portfolio counselor Ron Morrow, who has 40 years of investment experience including many years as a consumer products analyst, says that he has learned to follow two strategies in a bear market. “First, I look closely at defensive stocks like food and beverage companies that people patronize even in a weaker economy.” Secondly, he searches for “growth companies that are now selling at very cheap prices and that have been beaten down indiscriminately along with the general market. A tremendous amount of opportunity is being created by market volatility, but the hard part is filtering through the wreckage and finding out which companies are the true opportunities.”

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Unless otherwise indicated, results shown are at net asset value with all distributions reinvested. If the maximum 5.75% Class A sales charge had been deducted, results would have been lower. For current information and month-end results, visit americanfunds.com.

Consistent long-term results (annualized total returns over rolling 10-fiscal-year periods since 1975)

[begin bar chart]

One measure of GFA’s consistency is its returns for every fiscal 10-year period since 1975.
Here are annualized returns for each 10-year period in the fund’s lifetime:

	8/31/1974	8/31/1984	21.8%
	8/31/1975	8/31/1985	20.7
	8/31/1976	8/31/1986	22.2
Best	8/31/1977	8/31/1987	24.4
	8/31/1978	8/31/1988	17.1
	8/31/1979	8/31/1989	19.2
	8/31/1980	8/31/1990	14.6
	8/31/1981	8/31/1991	16.3
	8/31/1982	8/31/1992	15.9
	8/31/1983	8/31/1993	14.1
	8/31/1984	8/31/1994	14.6
	8/31/1985	8/31/1995	15.8
	8/31/1986	8/31/1996	13.0
	8/31/1987	8/31/1997	13.6
Median	8/31/1988	8/31/1998	14.8
	8/31/1989	8/31/1999	16.5
	8/31/1990	8/31/2000	22.9
	8/31/1991	8/31/2001	16.2
	8/31/1992	8/31/2002	13.1
	8/31/1993	8/31/2003	12.8
	8/31/1994	8/31/2004	13.1
	8/31/1995	8/31/2005	12.7
	8/31/1996	8/31/2006	13.6
	8/31/1997	8/31/2007	11.7
Worst	8/31/1998	8/31/2008	10.8

[end bar chart]
[End Sidebar]

Focus on long-term investing in companies that do business in developing markets. Gordon Crawford, with 37 years of investment experience, sees many bargains in the stock market today, but whether they are going to get even cheaper is an open question. He adds that he doesn’t think the housing and credit crunch will seriously affect his long-term thesis of investing in companies that do business in the rapidly growing emerging markets. His GFA investments include oil services companies and global agricultural companies.

[photo – kayaker paddling on river]

[photo -  kayakers paddling on whitewater river]

Seek companies with strong cash flow that are shareholder-friendly. Jim Drasdo prefers to invest in companies which generate a large percent of their market capitalization in free cash flow (the amount of cash a company has after expenses, debt service, capital expenditures and dividends). Jim also favors companies that have done a number of shareholder-friendly strategies like buying back shares in a bear market. “I like companies who have strong balance sheets and are in a position to buy back a meaningful number of shares on a net basis. For example, Nokia, a world leader in mobile devices, has been buying back 5% to 6% of its shares every year.”

Invest in solid companies that are out of favor. Gregg Ireland, a portfolio counselor with 36 years of experience, likes to invest in companies with “solid, long-term futures that are currently out of favor for one reason or another. Then I look for a catalyst for change. It may be a new product, a new market or a new management.”

A follower of market and product cycles, he says pharmaceutical companies are currently out of favor. “The pharmaceutical industry is blamed for high drug costs and not being careful enough with side effects of their medicines,” Gregg says. “And then there will be a period when these companies find new drugs that cure illnesses and come up with new price points. Then they will be thought of as part of the solution — not the problem.”

Avoid value traps. To follow this strategy, he says experience helps you beware of “value traps” — companies that appear promising and are selling at cheap price/earnings ratios but are not a bargain after all. Some are cheap for a good reason — the products they make are no longer growth products or there is no catalyst for change on the horizon.

What are the biggest mistakes individual investors make in bear market investing? “The hardest thing to do when markets and stocks are going down is to stay the course,” says Jim Rothenberg. “For some, that happens because they have taken too much risk. Many individuals end up going to cash or bonds on the way down and not at the top. Eventually after a recovery begins, they think: ‘What have I been missing?’ They eventually come back in and miss a good deal of the recovery.”

So what to do? “Investing is not just having all your assets in one basket,” says Jim Rothenberg. “Investors should develop a well-diversified stock and bond portfolio so when the bubble bursts they don’t have to panic. In fact, they may want to add a little money to it during the downturn. This is easy to talk about but emotionally hard to execute.”

“Investors should start investing early and then invest consistently over time so that when the markets are temporarily adverse they can get better prices and take advantage of the bad period rather than being a victim of it,” says Mike Shanahan, a GFA portfolio counselor with 44 years of investment experience. “It would be nice to say, ‘OK, the market’s going down, let’s stop investing. We’ll just sit here in cash until we think it’s going up again.’ However, no one has been able to accurately time the market over a series of market swings.”

Summary investment portfolio, August 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	21.82%
Energy	13.92
Consumer discretionary	10.01
Health care	9.82
Industrials	7.68
Other industries	22.61
Convertible securities	.44
Bonds & notes	.04
Short-term securities & other assets less liabilities	13.66
[end pie chart]

Largest equity holdings	Percent of net assets

Oracle	2.4%
Google	2.4
Schlumberger	2.3
Cisco Systems	2.2
Microsoft	1.9
Suncor	1.6
Lowe's	1.3
Apple	1.3
Roche	1.3
Nokia	1.2

			Percent
	Shares	Value	of net
Common stocks - 85.86%		(000)	assets

Information technology - 21.82%
Oracle Corp. (1)	196,978,700	$ 4,319,743	2.41%
Google Inc., Class A (1)	9,159,700	4,243,597	2.37
Cisco Systems, Inc. (1)	163,630,000	3,935,301	2.20
Microsoft Corp.	125,160,000	3,415,616	1.91
Apple Inc. (1)	13,625,000	2,309,846	1.29
Nokia Corp. (2)	45,628,000	1,147,164
Nokia Corp. (ADR)	40,197,174	1,011,763	1.20
Yahoo! Inc. (1) (3)	76,694,100	1,486,332.83
EMC Corp. (1)	79,315,200	1,211,936.68
International Business Machines Corp.	8,950,000	1,089,483.61
Applied Materials, Inc.	53,080,000	951,194.53
SAP AG (2)	16,287,500	911,541.51
Intel Corp.	38,270,000	875,235.49
Corning Inc.	40,873,000	839,531.47
Texas Instruments Inc.	33,426,800	819,291.46
Other securities		10,508,120	5.86
		39,075,693	21.82

Energy - 13.92%
Schlumberger Ltd.	44,139,440	4,158,818	2.32
Suncor Energy Inc. (3)	51,404,720	2,941,559	1.64
Baker Hughes Inc. (3)	17,707,200	1,416,753.79
Transocean Inc. (1)	10,568,031	1,344,254.75
Devon Energy Corp.	12,704,600	1,296,504.72
EOG Resources, Inc.	10,990,122	1,147,588.64
Smith International, Inc. (3)	12,937,098	901,716.51
Occidental Petroleum Corp.	11,330,000	899,149.50
BG Group PLC (2)	40,291,737	893,497.50
Canadian Natural Resources, Ltd.	10,040,000	856,495.48
Other securities		9,078,653	5.07
		24,934,986	13.92

Consumer discretionary - 10.01%
Lowe's Companies, Inc. (3)	95,114,400	2,343,619	1.31
Target Corp. (3)	40,346,502	2,139,172	1.20
Time Warner Inc.	89,794,000	1,469,928.82
McDonald's Corp.	16,088,000	998,260.56
Carnival Corp., units	25,749,180	954,265.53
Best Buy Co., Inc. (3)	21,163,400	947,485.53
Johnson Controls, Inc.	26,746,400	826,999.46
News Corp., Class A	57,134,800	809,029.45
Other securities		7,439,233	4.15
		17,927,990	10.01

Health care - 9.82%
Roche Holding AG (2)	13,330,000	2,246,352	1.25
Medtronic, Inc.	38,569,000	2,105,867	1.18
Gilead Sciences, Inc. (1)	20,920,000	1,102,066.62
Genentech, Inc. (1)	10,250,000	1,012,187.56
Eli Lilly and Co.	21,220,000	989,913.55
Stryker Corp.	13,274,400	891,907.50
Other securities		9,241,442	5.16
		17,589,734	9.82

Industrials - 7.68%
General Electric Co.	65,080,000	1,828,748	1.02
United Parcel Service, Inc., Class B	18,883,500	1,210,810.68
Caterpillar Inc.	16,166,000	1,143,421.64
General Dynamics Corp.	11,641,400	1,074,501.60
Boeing Co.	12,400,000	812,944.45
Other securities		7,686,648	4.29
		13,757,072	7.68

Materials - 6.35%
Syngenta AG (2) (3)	5,200,000	1,395,376.78
Freeport-McMoRan Copper & Gold Inc.	14,638,500	1,307,511.73
Potash Corp. of Saskatchewan Inc.	6,006,500	1,042,728.58
Barrick Gold Corp.	30,000,000	1,041,900.58
USX Corp. (3)	7,656,935	1,018,908.57
Other securities		5,568,587	3.11
		11,375,010	6.35

Financials - 5.62%
Citigroup Inc.	80,187,000	1,522,751.85
Berkshire Hathaway Inc., Class A (1)	12,150	1,416,690.79
American International Group, Inc.	44,178,896	949,404.53
Fannie Mae	15,944,400	109,060.06
Freddie Mac	9,500,000	42,845.02
Other securities		6,032,586	3.37
		10,073,336	5.62

Consumer staples - 3.93%
PepsiCo, Inc.	20,650,000	1,414,112.79
Coca-Cola Co.	19,705,000	1,026,039.57
Other securities		4,602,009	2.57
		7,042,160	3.93

Telecommunication services - 1.12%
Sprint Nextel Corp., Series 1	129,510,350	1,129,330.63
Other securities		877,781.49
		2,007,111	1.12

Utilities - 0.78%
Other securities		1,402,329.78

Miscellaneous - 4.81%
Other common stocks in initial period of acquisition		8,616,222	4.81

Total common stocks (cost: $130,623,279,000)		153,801,643	85.86

Preferred stocks - 0.00%

Other - 0.00%
Other securities		583.00

Total preferred stocks (cost: $21,000,000)		583.00

Warrants - 0.00%

Other - 0.00%
Other securities		484.00

Total warrants (cost: $10,949,000)		484.00

Convertible securities - 0.44%

Financials - 0.41%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (4)	3,750,000	167,816
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares (4)	5,140,000	230,020.22
Other securities		339,278.19
		737,114.41

Miscellaneous - 0.03%
Other convertible securities in initial period of acquisition		45,700.03

Total convertible securities (cost: $848,800,000)		782,814.44

Bonds & notes - 0.04%

Other - 0.04%
Other securities		75,146.04

Total bonds & notes (cost: $199,900,000)		75,146.04

Short-term securities - 13.76%	Principal amount (000)

U.S. Treasury Bills 1.18%-1.95% due 9/4/2008-2/26/2009	$ 9,207,800	9,167,725	5.12
Freddie Mac 1.85%-2.50% due 9/2/2008-1/9/2009	3,029,770	3,020,292	1.69
Fannie Mae 1.72%-2.45% due 9/3-12/5/2008	2,718,763	2,711,754	1.51
Federal Home Loan Bank 1.72%-2.51% due 9/3-12/29/2008	2,303,300	2,297,308	1.28
General Electric Capital Corp. 2.47%-2.52% due 10/7-10/17/2008	275,000	274,204
General Electric Capital Services, Inc. 2.42%-2.53% due 9/16-10/3/2008	161,600	161,315.24
Ciesco LLC 2.62%-2.70% due 10/21/2008 (5)	100,000	99,601
CAFCO, LLC 2.70% due 10/15/2008 (5)	40,200	40,051.08
Medtronic Inc. 2.05%-2.07% due 9/16-10/22/2008 (5)	96,900	96,769.05
Other securities		6,771,668	3.79

Total short-term securities (cost: $24,639,454,000)		24,640,687	13.76

Total investment securities (cost: $156,343,382,000)		179,301,357	100.10
Other assets less liabilities		(182,219)	(.10)

Net assets		$179,119,138	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended August 31, 2008, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 8/31/08 (000)
Suncor Energy Inc.	18,424,414	32,980,306	-	51,404,720	$5,385	$2,941,559
Lowe's Companies, Inc.	96,114,400	-	1,000,000	95,114,400	31,072	2,343,619
Lowe's Companies, Inc., short-term securities	$20,000,000	$22,600,000	$42,600,000	-	109	-
Target Corp.	45,484,502	2,412,000	7,550,000	40,346,502	24,754	2,139,172
Yahoo! Inc. (1)	64,738,000	28,956,100	17,000,000	76,694,100	-	1,486,332
Baker Hughes Inc.	17,606,800	2,961,300	2,860,900	17,707,200	10,249	1,416,753
Syngenta AG (2)	5,200,000	-	-	5,200,000	20,471	1,395,376
USX Corp.	7,230,709	3,076,935	2,650,709	7,656,935	6,779	1,018,908
Best Buy Co., Inc.	22,663,400	-	1,500,000	21,163,400	11,525	947,485
Smith International, Inc.	9,873,000	4,914,098	1,850,000	12,937,098	4,475	901,716
CONSOL Energy Inc. (4)	7,400,000	-	-	7,400,000	2,960	501,054
CONSOL Energy Inc.	3,456,400	-	-	3,456,400	1,383	234,033
Linear Technology Corp.	19,850,000	-	-	19,850,000	16,079	647,904
Intuit Inc. (1)	16,825,000	-	-	16,825,000	-	505,928
KLA-Tencor Corp.	12,940,000	-	-	12,940,000	7,764	479,556
Qwest Communications International Inc.	114,418,000	7,000,000	-	121,418,000	14,570	458,960
Xilinx, Inc.	22,700,000	3,500,000	8,800,000	17,400,000	8,557	452,052
Liberty Media Corp., Liberty Interactive, Series A (1)	23,792,500	15,421,100	8,846,100	30,367,500	-	412,694
Garmin Ltd. (1)	4,740,000	6,170,000	100,000	10,810,000	-	375,756
Sovereign Bancorp, Inc. (1)	-	36,725,000	-	36,725,000	-	354,763
Maxim Integrated Products, Inc.	15,140,000	1,885,000	-	17,025,000	12,982	349,864
International Game Technology	16,800,000	2,000,000	3,593,000	15,207,000	8,726	325,886
Mirant Corp. (1) (6)	2,250,000	7,500,000	-	9,750,000	-	288,405
Kerry Group PLC, Class A (2)	8,965,824	-	-	8,965,824	2,739	243,276
Trimble Navigation Ltd. (1)	-	6,047,200	-	6,047,200	-	204,698
CarMax, Inc. (1)	12,600,000	3,086,717	4,400,000	11,286,717	-	167,043
Harman International Industries, Inc.	1,481,900	2,597,000	-	4,078,900	204	138,805
Advanced Micro Devices, Inc.(1) (7)	32,240,000	-	28,440,000	3,800,000	-	-
Altera Corp.(7)	23,950,000	-	23,950,000	-	1,446	-
Analog Devices, Inc. (7)	18,146,666	-	13,146,666	5,000,000	5,987	-
Archer Daniels Midland Co. (7)	13,000,000	23,872,167	14,682,816	22,189,351	14,655	-
BJ Services Co. (7)	17,475,000	545,200	18,020,200	-	2,895	-
Bunge Ltd. (7)	7,250,000	1,734,700	5,984,700	3,000,000	3,222	-
Carnival Corp., units (7)	31,600,000	-	5,850,820	25,749,180	42,589	-
EOG Resources, Inc. (7)	15,885,000	49,900	4,944,778	10,990,122	6,134	-
Fannie Mae (7)	50,524,700	7,409,170	41,989,470	15,944,400	64,220	-
Fannie Mae, short-term securities (7)	$709,727,000	$7,714,136,000	$5,705,100,000	$2,718,763,000	78,043	-
Kohl's Corp. (1) (7)	12,900,000	5,050,000	4,428,000	13,522,000	-	-
Newfield Exploration Co. (1) (7)	8,264,800	-	4,674,800	3,590,000	-	-
Patriot Coal Corp. (1) (7)	-	3,316,000	-	3,316,000	-	-
Robert Half International Inc. (7)	8,310,000	-	6,700,000	1,610,000	2,099	-
Sealed Air Corp. (7)	9,271,200	83,100	5,854,300	3,500,000	2,748	-
Southwest Airlines Co. (7)	43,578,877	-	12,189,877	31,389,000	620	-
Sprint Capital Corp. 6.90% 2019 (7)	-	$31,100,000	$31,100,000	-	759	-
Sprint Capital Corp. 8.75% 2032 (7)	-	$72,146,000	$72,146,000	-	2,095	-
Sprint Nextel Corp. 6.00% 2016 (7)	-	$14,915,000	$14,915,000	-	288	-
Sprint Nextel Corp., Series 1 (7)	130,289,950	49,712,500	50,492,100	129,510,350	7,263	-
Williams-Sonoma, Inc. (7)	4,605,000	1,315,000	5,920,000	-	2,428	-
					$428,274	$20,731,597

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $18,326,580,000, which represented 10.23% of the net assets of the fund.

(3) Represents an affiliated company as defined under the Investment Act of 1940.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

CONSOL Energy Inc.	10/2/2003	$67,784	$501,054	.28%
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares	1/15/2008	257,000	230,020	.13
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	187,500	167,816	.09

Other restricted securities		631,887	467,730	.26

Total restricted securities		$1,144,171	$1,366,620	.76%

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities,"  was $4,419,987,000, which represented 2.47% of the net assets of the fund.

(6) This security was an unffiliated issuer in its initial period of acquisition at 8/31/2007, and was not publicly disclosed.
(7) Unaffiliated issuer at 8/31/2008.

Key to abbreviations
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2008		(dollars in thousands)

Assets:
Investment securities at value:
Unaffiliated issuers (cost: $139,180,183)		$158,569,760
Affiliated issuers (cost: $17,163,199)		20,731,597	$179,301,357
Cash denominated in currencies other than U.S. dollars
(cost: $599)			599
Cash			870
Receivables for:
Sales of investments		65,753
Sales of fund's shares		340,060
Dividends and interest		199,891	605,704
			179,908,530
Liabilities:
Payables for:
Purchases of investments		377,045
Repurchases of fund's shares		239,490
Investment advisory services		36,544
Services provided by affiliates		132,251
Directors' deferred compensation		2,890
Other		1,172	789,392
Net assets at August 31, 2008			$179,119,138

Net assets consist of:
Capital paid in on shares of capital stock			$155,665,366
Undistributed net investment income			726,171
Distributions in excess of net realized gain			(228,599)
Net unrealized appreciation			22,956,200
Net assets at August 31, 2008			$179,119,138

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 7,500,000 shares, $.001 par value (5,895,969 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$81,528,653	2,663,546	$30.61
Class B	6,366,792	216,264	29.44
Class C	10,209,368	348,457	29.30
Class F-1	25,528,029	839,378	30.41
Class F-2	113,569	3,710	30.61
Class 529-A	2,858,871	93,835	30.47
Class 529-B	514,544	17,409	29.56
Class 529-C	881,050	29,818	29.55
Class 529-E	147,496	4,882	30.21
Class 529-F-1	85,183	2,797	30.46
Class R-1	503,215	16,972	29.65
Class R-2	2,707,704	90,969	29.77
Class R-3	13,098,274	435,022	30.11
Class R-4	17,214,642	566,574	30.38
Class R-5	17,361,748	566,336	30.66

* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $32.48 and $32.33, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2008		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $74,126; also includes
$346,980 from affiliates)		$2,440,962
Interest (
including
$81,294 from affiliates)		756,513	$3,197,475

Fees and expenses*:
Investment advisory services		499,739
Distribution services		623,438
Transfer agent services		111,229
Administrative services		127,002
Reports to shareholders		4,965
Registration statement and prospectus		4,312
Postage, stationery and supplies		12,880
Directors' compensation		276
Auditing and legal		295
Custodian		6,626
State and local taxes		1
Other		213
Total fees and expenses before waiver		1,390,976
Less investment advisory services waiver		49,974
Total fees and expenses after waiver			1,341,002
Net investment income			1,856,473

Net realized gain and unrealized
depreciation on investments
and currency:
Net realized gain (loss) on:
Investments (including $2,550,073 net loss from affiliates)		2,546,196
Currency transactions		(14,239)	2,531,957
Net unrealized depreciation on:
Investments		(20,697,680)
Currency translations		(1,838)	(20,699,518)
Net realized gain and
unrealized depreciation
on investments and currency			(18,167,561)
Net decrease in net assets resulting
from operations			$ (16,311,088)

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended August 31,
		2008	2007
Operations:
Net investment income		$1,856,473	$1,409,549
Net realized gain on investments and
currency transactions		2,531,957	10,238,287
Net unrealized (depreciation) appreciation
on investments and currency translations		(20,699,518)	13,658,822
Net (decrease) increase in net assets
resulting from operations		(16,311,088)	25,306,658

Dividends and distributions paid to
shareholders
Dividends from net investment income		(1,750,441)	(1,161,226)

Distributions from net realized gain
on investments		(11,006,097)	(5,227,303)
Total dividends and distributions paid
to shareholders		(12,756,538)	(6,388,529)

Net capital share transactions		22,277,539	19,924,752

Total (decrease) increase in net assets		(6,790,087)	38,842,881

Net assets:
Beginning of year		185,909,225	147,066,344
End of year (including
undistributed
net investment income: $726,171 and $972,469, respectively)		$179,119,138	$185,909,225

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally only offered through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less-reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended August 31, 2008, there were no non-U.S. taxes paid on realized gains. As of August 31, 2008, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2005.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2008, the fund reclassified $15,677,000 from distributions in excess of net realized gain to undistributed net realized losses, and $336,653,000 from undistributed net investment income and $200,000,000 from distributions in excess of net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2008, the tax basis components of distributable earnings unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$764,256
Post-October currency loss deferrals (realized during the period November 1, 2007, through August 31, 2008)*	(13,820)
Post-October capital loss deferrals (realized during the period November 1, 2007, through August 31, 2008)*	(67,065)
Gross unrealized appreciation on investment securities	34,784,252
Gross unrealized depreciation on investment securities	(12,009,186)
Net unrealized appreciation on investment securities	22,775,066
Cost of investment securities	156,526,291
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2008			Year ended August 31, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$903,273	$5,171,253	$6,074,526	$671,779	$2,697,906	$3,369,685
Class B	21,976	447,562	469,538	8,977	242,027	251,004
Class C	32,444	672,747	705,191	12,202	331,416	343,618
Class F-1	273,603	1,522,733	1,796,336	174,938	659,692	834,630
Class F-2 *	-	-	-	-	-	-
Class 529-A	27,788	163,691	191,479	17,863	71,741	89,604
Class 529-B	1,234	32,344	33,578	328	15,487	15,815
Class 529-C	2,308	52,568	54,876	790	23,228	24,018
Class 529-E	1,036	8,617	9,653	641	3,887	4,528
Class 529-F-1	1,001	4,939	5,940	590	1,951	2,541
Class R-1	1,728	26,559	28,287	831	9,899	10,730
Class R-2	9,503	169,692	179,195	3,222	79,120	82,342
Class R-3	108,674	838,178	946,852	64,602	360,175	424,777
Class R-4	181,296	1,061,860	1,243,156	113,639	456,380	570,019
Class R-5	184,577	833,354	1,017,931	90,824	274,394	365,218
Total	$1,750,441	$11,006,097	$12,756,538	$1,161,226	$5,227,303	$6,388,529

* Class F-2 was offered beginning August 1, 2008

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2008, total investment advisory services fees waived by CRMC were $49,974,000. As a result, the fee shown on the accompanying financial statements of $499,739,000, which was equivalent to an annualized rate of 0.266%, was reduced to $449,765,000, or 0.240% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$214,223	$103,429	Not applicable	Not applicable	Not applicable
Class B	71,907	7,800	Not applicable	Not applicable	Not applicable
Class C	109,503	Included in administrative services	$14,982	$1,938	Not applicable
Class F-1	64,847		26,104	1,761	Not applicable
Class F-2	Not applicable		7	1	Not applicable
Class 529-A	5,682		2,726	400	$ 2,872
Class 529-B	5,383		511	136	539
Class 529-C	8,900		846	202	891
Class 529-E	745		141	21	149
Class 529-F-1	-		82	12	87
Class R-1	4,717		564	107	Not applicable
Class R-2	21,254		4,175	5,265	Not applicable
Class R-3	71,122		18,539	4,122	Not applicable
Class R-4	45,155		25,446	281	Not applicable
Class R-5	Not applicable		13,973	122	Not applicable
Total	$623,438	$111,229	$108,096	$14,368	$4,538

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $276,000, shown on the accompanying financial statements, includes $421,000 in current fees (either paid in cash or deferred) and a net decrease of $145,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2008
Class A	$12,212,924	365,928	$5,849,262	175,075	$(13,207,306)	(397,084)	$4,854,880	143,919
Class B	496,163	15,434	450,163	13,937	(1,060,559)	(33,408)	(114,233)	(4,037)
Class C	1,759,379	54,670	671,984	20,902	(1,590,505)	(50,089)	840,858	25,483
Class F-1	8,471,044	255,403	1,440,957	43,415	(5,702,933)	(173,820)	4,209,068	124,998
Class F-2†	114,425	3,732	-	-	(664)	(22)	113,761	3,710
Class 529-A	569,170	17,122	191,446	5,756	(183,171)	(5,544)	577,445	17,334
Class 529-B	61,575	1,906	33,576	1,035	(30,538)	(956)	64,613	1,985
Class 529-C	191,448	5,923	54,866	1,691	(74,643)	(2,332)	171,671	5,282
Class 529-E	28,006	850	9,649	292	(10,088)	(307)	27,567	835
Class 529-F-1	25,341	764	5,939	179	(13,526)	(411)	17,754	532
Class R-1	234,741	7,246	28,116	864	(93,261)	(2,893)	169,596	5,217
Class R-2	969,706	29,748	179,009	5,483	(815,966)	(25,047)	332,749	10,184
Class R-3	5,071,584	153,322	945,369	28,717	(4,330,927)	(134,518)	1,686,026	47,521
Class R-4	6,157,192	184,734	1,243,079	37,487	(5,226,557)	(158,300)	2,173,714	63,921
Class R-5	8,654,599	258,989	1,010,318	30,258	(2,512,847)	(75,479)	7,152,070	213,768
Total net increase
(decrease)	$45,017,297	1,355,771	$12,113,733	365,091	$(34,853,491)	(1,060,210)	$22,277,539	660,652

Year ended August 31, 2007
Class A	$12,042,117	354,674	$3,248,280	98,314	$(13,722,764)	(403,123)	$1,567,633	49,865
Class B	560,940	17,121	240,853	7,522	(861,237)	(26,160)	(59,444)	(1,517)
Class C	2,022,398	61,894	327,997	10,282	(1,420,162)	(43,287)	930,233	28,889
Class F-1	8,109,384	240,075	680,031	20,701	(3,424,868)	(100,887)	5,364,547	159,889
Class 529-A	553,119	16,344	89,592	2,722	(151,259)	(4,441)	491,452	14,625
Class 529-B	65,970	2,000	15,814	492	(24,822)	(749)	56,962	1,743
Class 529-C	189,186	5,735	24,011	746	(63,430)	(1,907)	149,767	4,574
Class 529-E	28,305	843	4,528	138	(10,408)	(309)	22,425	672
Class 529-F-1	25,527	754	2,541	77	(6,712)	(198)	21,356	633
Class R-1	183,664	5,554	10,675	331	(67,150)	(2,015)	127,189	3,870
Class R-2	972,347	29,252	82,234	2,541	(683,601)	(20,464)	370,980	11,329
Class R-3	5,268,904	156,917	424,134	13,002	(3,060,192)	(91,197)	2,632,846	78,722
Class R-4	6,509,287	193,101	569,783	17,361	(3,508,429)	(103,586)	3,570,641	106,876
Class R-5	5,996,052	176,021	360,877	10,926	(1,678,764)	(49,027)	4,678,165	137,920
Total net increase
(decrease)	$42,527,200	1,260,285	$6,081,350	185,155	$(28,683,798)	(847,350)	$19,924,752	598,090

* Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $54,455,566,000 and $52,750,471,000, respectively, during the year ended August 31, 2008.

Financial highlights1

		(Loss) income from investment operations(2)				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim-bursements/ waivers	Ratio of expenses to average net assets after reim-bursements/ waivers (4)	Ratio of net income (loss) to average net assets (4)
Class A:
Year ended 8/31/2008	$35.77	$.36		$(3.10)	$(2.74)	$(.36)	$(2.06)	$(2.42)	$30.61	(8.24)%	$81,529	.65%	.62%	1.09%
Year ended 8/31/2007	31.93	.32		4.89	5.21	(.27)	(1.10)	(1.37)	35.77	16.69	90,125	.64	.62	.94
Year ended 8/31/2006	29.51	.28		2.56	2.84	(.19)	(.23)	(.42)	31.93	9.66	78,854	.65	.63	.89
Year ended 8/31/2005	24.43	.21		4.96	5.17	(.09)	-	(.09)	29.51	21.20	67,793	.68	.66	.76
Year ended 8/31/2004	22.49	.05		1.90	1.95	(.01)	-	(.01)	24.43	8.65	52,432	.70	.70	.20
Class B:
Year ended 8/31/2008	34.48	.11		(2.99)	(2.88)	(.10)	(2.06)	(2.16)	29.44	(8.91)	6,367	1.39	1.37	.34
Year ended 8/31/2007	30.83	.06		4.73	4.79	(.04)	(1.10)	(1.14)	34.48	15.82	7,596	1.39	1.36	.20
Year ended 8/31/2006	28.55	.04		2.47	2.51	-	(.23)	(.23)	30.83	8.80	6,839	1.40	1.38	.14
Year ended 8/31/2005	23.73	-	(5)	4.82	4.82	-	-	-	28.55	20.31	6,098	1.43	1.41	.01
Year ended 8/31/2004	22.00	(.13)		1.86	1.73	-	-	-	23.73	7.86	4,788	1.44	1.44	(.55)
Class C:
Year ended 8/31/2008	34.34	.09		(2.97)	(2.88)	(.10)	(2.06)	(2.16)	29.30	(8.95)	10,209	1.44	1.41	.29
Year ended 8/31/2007	30.73	.05		4.70	4.75	(.04)	(1.10)	(1.14)	34.34	15.74	11,091	1.45	1.42	.14
Year ended 8/31/2006	28.47	.02		2.47	2.49	-	(.23)	(.23)	30.73	8.75	9,036	1.47	1.44	.07
Year ended 8/31/2005	23.68	(.01)		4.80	4.79	-	-	-	28.47	20.23	7,054	1.48	1.46	(.05)
Year ended 8/31/2004	21.96	(.14)		1.86	1.72	-	-	-	23.68	7.83	4,814	1.50	1.50	(.60)
Class F-1:
Year ended 8/31/2008	35.56	.36		(3.08)	(2.72)	(.37)	(2.06)	(2.43)	30.41	(8.23)	25,528	.63	.61	1.09
Year ended 8/31/2007	31.76	.32		4.87	5.19	(.29)	(1.10)	(1.39)	35.56	16.71	25,404	.63	.61	.95
Year ended 8/31/2006	29.37	.28		2.54	2.82	(.20)	(.23)	(.43)	31.76	9.62	17,613	.64	.61	.91
Year ended 8/31/2005	24.33	.20		4.94	5.14	(.10)	-	(.10)	29.37	21.18	12,122	.70	.68	.73
Year ended 8/31/2004	22.41	.04		1.90	1.94	(.02)	-	(.02)	24.33	8.66	7,237	.72	.72	.17
Class F-2:
Period from 8/1/2008 to 8/31/2008	30.43	.03		.15	.18	-	-	-	30.61	0.59	114	.04	.03	.09
Class 529-A:
Year ended 8/31/2008	35.62	.34		(3.08)	(2.74)	(.35)	(2.06)	(2.41)	30.47	(8.27)	2,859	.69	.66	1.03
Year ended 8/31/2007	31.81	.31		4.87	5.18	(.27)	(1.10)	(1.37)	35.62	16.66	2,725	.69	.66	.90
Year ended 8/31/2006	29.42	.27		2.54	2.81	(.19)	(.23)	(.42)	31.81	9.57	1,968	.68	.66	.86
Year ended 8/31/2005	24.38	.19		4.95	5.14	(.10)	-	(.10)	29.42	21.13	1,386	.73	.71	.69
Year ended 8/31/2004	22.47	.04		1.90	1.94	(.03)	-	(.03)	24.38	8.63	815	.74	.74	.16
Class 529-B:
Year ended 8/31/2008	34.62	.07		(2.99)	(2.92)	(.08)	(2.06)	(2.14)	29.56	(9.00)	514	1.50	1.48	.23
Year ended 8/31/2007	30.97	.03		4.74	4.77	(.02)	(1.10)	(1.12)	34.62	15.69	534	1.51	1.48	.08
Year ended 8/31/2006	28.71	.01		2.48	2.49	-	(.23)	(.23)	30.97	8.68	424	1.52	1.50	.02
Year ended 8/31/2005	23.91	(.04)		4.84	4.80	-	-	-	28.71	20.08	335	1.59	1.57	(.16)
Year ended 8/31/2004	22.20	(.18)		1.89	1.71	-	-	-	23.91	7.70	219	1.62	1.62	(.72)
Class 529-C:
Year ended 8/31/2008	34.62	.07		(2.99)	(2.92)	(.09)	(2.06)	(2.15)	29.55	(8.99)	881	1.50	1.47	.23
Year ended 8/31/2007	30.99	.03		4.74	4.77	(.04)	(1.10)	(1.14)	34.62	15.66	849	1.50	1.48	.08
Year ended 8/31/2006	28.72	.01		2.49	2.50	-	(.23)	(.23)	30.99	8.71	619	1.52	1.49	.03
Year ended 8/31/2005	23.91	(.04)		4.85	4.81	-	-	-	28.72	20.12	447	1.58	1.56	(.15)
Year ended 8/31/2004	22.21	(.17)		1.87	1.70	-	-	-	23.91	7.65	273	1.61	1.61	(.71)
Class 529-E:
Year ended 8/31/2008	35.34	.24		(3.06)	(2.82)	(.25)	(2.06)	(2.31)	30.21	(8.55)	147	.99	.97	.73
Year ended 8/31/2007	31.58	.20		4.84	5.04	(.18)	(1.10)	(1.28)	35.34	16.29	143	.99	.97	.59
Year ended 8/31/2006	29.23	.17		2.52	2.69	(.11)	(.23)	(.34)	31.58	9.21	107	1.00	.97	.54
Year ended 8/31/2005	24.22	.10		4.92	5.02	(.01)	-	(.01)	29.23	20.73	76	1.06	1.04	.36
Year ended 8/31/2004	22.37	(.05)		1.90	1.85	-	-	-	24.22	8.27	44	1.09	1.09	(.19)
Class 529-F-1:
Year ended 8/31/2008	$35.61	$.41		$(3.08)	$(2.67)	$(.42)	$(2.06)	$(2.48)	$30.46	(8.09)%	$85	.49%	.47%	1.24%
Year ended 8/31/2007	31.80	.37		4.87	5.24	(.33)	(1.10)	(1.43)	35.61	16.86	81	.49	.47	1.09
Year ended 8/31/2006	29.38	.33		2.53	2.86	(.21)	(.23)	(.44)	31.80	9.79	52	.50	.47	1.05
Year ended 8/31/2005	24.34	.19		4.94	5.13	(.09)	-	(.09)	29.38	21.12	30	.72	.70	.70
Year ended 8/31/2004	22.45	.02		1.89	1.91	(.02)	-	(.02)	24.34	8.53	16	.84	.84	.07
Class R-1:
Year ended 8/31/2008	34.76	.10		(3.02)	(2.92)	(.13)	(2.06)	(2.19)	29.65	(8.96)	503	1.42	1.39	.30
Year ended 8/31/2007	31.13	.05		4.77	4.82	(.09)	(1.10)	(1.19)	34.76	15.79	408	1.43	1.40	.16
Year ended 8/31/2006	28.88	.03		2.49	2.52	(.04)	(.23)	(.27)	31.13	8.75	245	1.45	1.42	.11
Year ended 8/31/2005	24.02	(.01)		4.87	4.86	-	-	-	28.88	20.23	122	1.47	1.44	(.05)
Year ended 8/31/2004	22.28	(.15)		1.89	1.74	-	-	-	24.02	7.81	57	1.51	1.51	(.61)
Class R-2:
Year ended 8/31/2008	34.84	.12		(3.01)	(2.89)	(.12)	(2.06)	(2.18)	29.77	(8.87)	2,708	1.36	1.33	.37
Year ended 8/31/2007	31.16	.05		4.77	4.82	(.04)	(1.10)	(1.14)	34.84	15.76	2,815	1.42	1.40	.16
Year ended 8/31/2006	28.86	.03		2.50	2.53	-	(.23)	(.23)	31.16	8.77	2,164	1.46	1.43	.09
Year ended 8/31/2005	24.01	(.01)		4.86	4.85	-	-	-	28.86	20.20	1,567	1.51	1.45	(.04)
Year ended 8/31/2004	22.26	(.14)		1.89	1.75	-	-	-	24.01	7.86	857	1.60	1.48	(.57)
Class R-3:
Year ended 8/31/2008	35.23	.26		(3.05)	(2.79)	(.27)	(2.06)	(2.33)	30.11	(8.50)	13,098	.94	.91	.79
Year ended 8/31/2007	31.49	.21		4.83	5.04	(.20)	(1.10)	(1.30)	35.23	16.33	13,652	.96	.93	.63
Year ended 8/31/2006	29.15	.18		2.52	2.70	(.13)	(.23)	(.36)	31.49	9.30	9,724	.96	.94	.59
Year ended 8/31/2005	24.18	.12		4.91	5.03	(.06)	-	(.06)	29.15	20.83	6,389	.96	.94	.46
Year ended 8/31/2004	22.35	(.03)		1.88	1.85	(.02)	-	(.02)	24.18	8.28	3,148	1.05	1.05	(.14)
Class R-4:
Year ended 8/31/2008	35.52	.35		(3.08)	(2.73)	(.35)	(2.06)	(2.41)	30.38	(8.26)	17,215	.67	.64	1.06
Year ended 8/31/2007	31.73	.31		4.85	5.16	(.27)	(1.10)	(1.37)	35.52	16.63	17,856	.68	.65	.91
Year ended 8/31/2006	29.35	.27		2.54	2.81	(.20)	(.23)	(.43)	31.73	9.60	12,558	.69	.66	.86
Year ended 8/31/2005	24.35	.19		4.94	5.13	(.13)	-	(.13)	29.35	21.15	8,032	.70	.68	.72
Year ended 8/31/2004	22.44	.05		1.90	1.95	(.04)	-	(.04)	24.35	8.70	3,320	.71	.71	.20
Class R-5:
Year ended 8/31/2008	35.82	.45		(3.09)	(2.64)	(.46)	(2.06)	(2.52)	30.66	(7.96)	17,362	.37	.34	1.35
Year ended 8/31/2007	31.98	.41		4.89	5.30	(.36)	(1.10)	(1.46)	35.82	16.97	12,630	.38	.35	1.21
Year ended 8/31/2006	29.56	.37		2.55	2.92	(.27)	(.23)	(.50)	31.98	9.92	6,863	.39	.36	1.17
Year ended 8/31/2005	24.50	.28		4.97	5.25	(.19)	-	(.19)	29.56	21.52	3,204	.40	.38	1.02
Year ended 8/31/2004	22.52	.12		1.91	2.03	(.05)	-	(.05)	24.50	9.02	1,179	.41	.41	.50

	Year ended August 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	32%	26%	22%	20%	19%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Growth Fund of America, Inc. (the “Fund”), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 2, 2008

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2008:

Long-term capital gains	$11,006,097,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,698,552,000
U.S. government income that may be exempt from state taxation	$180,512,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008, through August 31, 2008).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2008	Ending account value 8/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$963.79	$3.11	.63%
Class A -- assumed 5% return	1,000.00	1,021.97	3.20	.63
Class B -- actual return	1,000.00	960.22	6.75	1.37
Class B -- assumed 5% return	1,000.00	1,018.25	6.95	1.37
Class C -- actual return	1,000.00	960.01	7.00	1.42
Class C -- assumed 5% return	1,000.00	1,018.00	7.20	1.42
Class F-1 -- actual return	1,000.00	963.88	3.01	.61
Class F-1 -- assumed 5% return	1,000.00	1,022.07	3.10	.61
Class F-2 -- actual return †	1,000.00	1,005.91	.35	.42
Class F-2 -- assumed 5% return †	1,000.00	1,023.03	2.14	.42
Class 529-A -- actual return	1,000.00	963.95	3.31	.67
Class 529-A -- assumed 5% return	1,000.00	1,021.77	3.40	.67
Class 529-B -- actual return	1,000.00	960.05	7.29	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.70	7.51	1.48
Class 529-C -- actual return	1,000.00	960.05	7.29	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.70	7.51	1.48
Class 529-E -- actual return	1,000.00	962.10	4.78	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.26	4.93	.97
Class 529-F-1 -- actual return	1,000.00	964.85	2.32	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.77	2.39	.47
Class R-1 -- actual return	1,000.00	960.16	6.85	1.39
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class R-2 -- actual return	1,000.00	960.62	6.55	1.33
Class R-2 -- assumed 5% return	1,000.00	1,018.45	6.75	1.33
Class R-3 -- actual return	1,000.00	962.59	4.44	.90
Class R-3 -- assumed 5% return	1,000.00	1,020.61	4.57	.90
Class R-4 -- actual return	1,000.00	963.84	3.11	.63
Class R-4 -- assumed 5% return	1,000.00	1,021.97	3.20	.63
Class R-5 -- actual return	1,000.00	965.36	1.68	.34
Class R-5 -- assumed 5% return	1,000.00	1,023.43	1.73	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

†The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through August 31, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” is based on 184 days.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ronald P. Badie, 65	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown

Joseph C. Berenato, 62	2003	Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)

Louise H. Bryson, 64	2008	Chair of the Board of Trustees, J. Paul Getty Trust; President, Distribution, Lifetime Entertainment Network; General Manager, Lifetime Movie Network

Robert J. Denison, 67	2005	Chair, First Security Management (private investment)

Robert A. Fox, 71	1970	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 60	1993	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 71	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

Gail L. Neale, 73	1998	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 73	1989	President Emeritus, Keck Graduate Institute of
Chairman of the Board		Applied Life Sciences
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 74	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Ronald P. Badie, 65	3	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.; Obagi Medical Products, Inc.

Joseph C. Berenato, 62	6	Ducommun Incorporated

Louise H. Bryson, 64	3	None

Robert J. Denison, 67	5	None

Robert A. Fox, 71	8	Chemtura Corporation

Leonade D. Jones, 60	7	None

John G. McDonald, 71	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 73	4	None

Henry E. Riggs, 73	5	None
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 74	7	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

James F. Rothenberg, 62	1997	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director and Non-Executive
		Chairman, American Funds Distributors, Inc.;[5] Director, The Capital Group Companies, Inc.[5]

Donald D. O’Neal, 48	1995	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

James F. Rothenberg, 62	2	None
Vice Chairman of the Board

Donald D. O’Neal, 48	3	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Messrs. Beleson and Vogt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Other officers[6]

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Paul G. Haaga, Jr., 59	1994	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Gordon Crawford, 61	1992	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Michael T. Kerr, 49	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company

Bradley J. Vogt, 43	1999	President and Director, Capital Research Company;[5]
Senior Vice President
Senior Vice President — Capital World Investors, Capital Research Company;[5] Director, American Funds Distributors, Inc.;[5] Director, Capital Group Research, Inc.;[5] Director, Capital International Research, Inc.;[5] Director, The Capital Group Companies, Inc.[5]

Richard M. Beleson, 54	1992	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Donald H. Rolfe, 36	2007	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Patrick F. Quan, 50	1986–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 37	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

David A. Pritchett, 42	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Please see page 35 for footnotes.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Result of meeting of shareholders held August 7, 2008

Shares outstanding (all classes) on record date (June 9, 2008)	5,861,225,213
Total shares voting on August 7, 2008	3,739,697,674	(64%)

Election of directors:

		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Ronald P. Badie	3,695,413,448	99%	44,284,226	1%

Joseph C. Berenato	3,696,341,912	99	43,355,762	1

Louise H. Bryson	3,695,913,412	99	43,784,263	1

Robert J. Denison	3,696,033,533	99	43,664,141	1

Robert A. Fox	3,689,947,735	99	49,749,939	1

Leonade D. Jones	3,695,746,857	99	43,950,817	1

John G. McDonald	3,687,873,688	99	51,823,987	1

Gail L. Neale	3,694,255,226	99	45,442,448	1

Donald D. O’Neal	3,696,252,024	99	43,445,650	1

Henry E. Riggs	3,693,890,180	99	45,807,494	1

James F. Rothenberg	3,696,261,110	99	43,436,565	1

Patricia K. Woolf	3,693,390,080	99	46,307,594	1

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2008, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
>	The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. MFGEAR-905-1008P

Litho in USA AGD/AC/8057-S16804

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert J. Denison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$77,000
2008	$80,000

b) Audit-Related Fees:
2007	$71,000
2008	$62,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$12,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$1,011,000
2008	$828,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$5,000
2008	$8,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,363,000 for fiscal year 2007 and $1,205,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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The Growth Fund of America®
Investment portfolio

August 31, 2008

		Value
Common stocks — 85.86%	Shares	(000)

INFORMATION TECHNOLOGY — 21.82%
Oracle Corp.[1]	196,978,700	$4,319,743
Google Inc., Class A1	9,159,700	4,243,597
Cisco Systems, Inc.[1]	163,630,000	3,935,301
Microsoft Corp.	125,160,000	3,415,616
Apple Inc.[1]	13,625,000	2,309,846
Nokia Corp.[2]	45,628,000	1,147,164
Nokia Corp. (ADR)	40,197,174	1,011,763
Yahoo! Inc.[1,3]	76,694,100	1,486,332
EMC Corp.[1]	79,315,200	1,211,936
International Business Machines Corp.	8,950,000	1,089,483
Applied Materials, Inc.	53,080,000	951,194
SAP AG2	16,287,500	911,541
Intel Corp.	38,270,000	875,235
Corning Inc.	40,873,000	839,531
Texas Instruments Inc.	33,426,800	819,291
Linear Technology Corp.[3]	19,850,000	647,904
Symantec Corp.[1]	25,800,000	575,598
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	216,190,257	399,968
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	12,833,514	124,613
Paychex, Inc.	14,991,700	510,917
Intuit Inc.[1,3]	16,825,000	505,928
KLA-Tencor Corp.[3]	12,940,000	479,556
Xilinx, Inc.[3]	17,400,000	452,052
Samsung Electronics Co., Ltd.[2]	915,557	429,954
Automatic Data Processing, Inc.	9,560,000	424,273
MEMC Electronic Materials, Inc.[1]	8,092,502	397,261
Autodesk, Inc.[1]	10,950,000	389,053
Juniper Networks, Inc.[1]	15,000,000	385,500
Dell Inc.[1]	16,850,000	366,150
Accenture Ltd, Class A	8,525,000	352,594
Maxim Integrated Products, Inc.[3]	17,025,000	349,864
HTC Corp.[2]	18,046,600	334,893
Flextronics International Ltd.[1]	35,205,464	314,033
Kyocera Corp.[2]	3,500,000	293,343
ASML Holding NV (New York registered)	9,555,555	225,989
ASML Holding NV2	2,440,000	57,483
Agilent Technologies, Inc.[1]	6,749,400	234,609
Tyco Electronics Ltd.	6,363,000	209,406
Trimble Navigation Ltd.[1,3]	6,047,200	204,698
Microchip Technology Inc.	6,005,000	192,220
Visa Inc., Class A	2,100,000	159,390
QUALCOMM Inc.	3,000,000	157,950
Canon, Inc.[2]	3,404,700	152,523
Analog Devices, Inc.	5,000,000	139,800
Fiserv, Inc.[1]	2,250,000	116,685
Lam Research Corp.[1]	3,000,000	110,280
Nortel Networks Corp.[1]	18,248,700	110,040
Jabil Circuit, Inc.	6,300,000	106,218
Hirose Electric Co., Ltd.[2]	1,040,000	101,291
Hon Hai Precision Industry Co., Ltd.[2]	16,800,000	84,403
Comverse Technology, Inc.[1]	6,000,000	82,860
Rohm Co., Ltd.[2]	1,082,000	62,098
Quanta Computer Inc.[2]	36,000,256	54,001
Motorola, Inc.	5,725,000	53,930
Affiliated Computer Services, Inc., Class A1	1,004,162	53,462
Micron Technology, Inc.[1]	8,600,000	36,464
Western Union Co.	890,000	24,582
Advanced Micro Devices, Inc.[1]	3,800,000	23,902
Sun Microsystems, Inc.[1]	1,331,675	11,985
Teradyne, Inc.[1]	900,000	8,397
ProAct Holdings, LLC[1,2,4]	6,500,000	—
		39,075,693

ENERGY — 13.92%
Schlumberger Ltd.	44,139,440	4,158,818
Suncor Energy Inc.[3]	51,404,720	2,941,559
Baker Hughes Inc.[3]	17,707,200	1,416,753
Transocean Inc.[1]	10,568,031	1,344,254
Devon Energy Corp.	12,704,600	1,296,504
EOG Resources, Inc.	10,990,122	1,147,588
Smith International, Inc.[3]	12,937,098	901,716
Occidental Petroleum Corp.	11,330,000	899,149
BG Group PLC[2]	40,291,737	893,497
Canadian Natural Resources, Ltd.	10,040,000	856,495
CONSOL Energy Inc.[3,4]	7,400,000	501,054
CONSOL Energy Inc.[3]	3,456,400	234,033
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	13,456,400	709,690
Petro-Canada	14,427,900	637,543
Chesapeake Energy Corp.	13,000,000	629,200
Halliburton Co.	13,757,400	604,500
OAO LUKOIL (ADR)[2]	7,237,000	535,781
Noble Energy, Inc.	6,859,000	491,996
Diamond Offshore Drilling, Inc.	4,300,000	472,613
OAO Gazprom (ADR)[2]	10,362,800	402,929
ConocoPhillips	4,382,100	361,567
Tenaris SA (ADR)	6,270,000	342,906
Nexen Inc.	10,069,766	315,409
Imperial Oil Ltd.	5,522,754	283,857
Arch Coal, Inc.	4,800,000	260,352
Pioneer Natural Resources Co.	3,805,000	240,362
Cameco Corp.	7,616,800	228,970
Apache Corp.	1,860,000	212,747
Chevron Corp.	2,450,000	211,484
StatoilHydro ASA (ADR)	6,758,785	207,022
Patriot Coal Corp.[1]	3,316,000	198,827
Murphy Oil Corp.	2,318,000	182,033
Peabody Energy Corp.	2,830,000	178,148
Newfield Exploration Co.[1]	3,590,000	162,340
Exxon Mobil Corp.	1,900,000	152,019
Saipem SpA, Class S2	3,200,000	126,916
Hess Corp.	1,080,000	113,087
Rowan Companies, Inc.	2,200,000	81,268
		24,934,986

CONSUMER DISCRETIONARY — 10.01%
Lowe’s Companies, Inc.[3]	95,114,400	2,343,619
Target Corp.[3]	40,346,502	2,139,172
Time Warner Inc.	89,794,000	1,469,928
McDonald’s Corp.	16,088,000	998,260
Carnival Corp., units	25,749,180	954,265
Best Buy Co., Inc.[3]	21,163,400	947,485
Johnson Controls, Inc.	26,746,400	826,999
News Corp., Class A	57,134,800	809,029
Kohl’s Corp.[1]	13,522,000	664,877
Las Vegas Sands Corp.[1]	13,735,821	651,215
Comcast Corp., Class A	22,725,000	481,315
Comcast Corp., Class A, special nonvoting stock	6,000,000	126,840
Time Warner Cable Inc., Class A1	22,175,000	593,181
MGM Mirage, Inc.[1]	12,483,788	439,304
YUM! Brands, Inc.	11,806,000	421,238
Liberty Media Corp., Liberty Interactive, Series A1,3	30,367,500	412,694
Garmin Ltd.[1,3]	10,810,000	375,756
International Game Technology[3]	15,207,000	325,886
NIKE, Inc., Class B	4,700,000	284,867
Limited Brands, Inc.	13,050,000	271,440
Shaw Communications Inc., Class B, nonvoting	12,000,000	258,240
Nikon Corp.[2]	6,856,000	222,988
Starbucks Corp.[1]	14,000,000	217,840
Li & Fung Ltd.[2]	65,492,000	200,453
Fortune Brands Inc.	3,000,000	176,460
CarMax, Inc.[1,3]	11,286,717	167,043
Magna International Inc., Class A	2,598,100	148,793
Harman International Industries, Inc.[3]	4,078,900	138,805
Toyota Motor Corp.[2]	2,730,000	122,510
PETsMART, Inc.	4,500,000	121,365
TJX Companies, Inc.	3,000,000	108,720
Harley-Davidson, Inc.	2,109,500	83,916
Royal Caribbean Cruises Ltd.	2,846,900	77,379
Gentex Corp.	4,600,000	73,278
DreamWorks Animation SKG, Inc., Class A1	2,000,000	63,760
Ross Stores, Inc.	1,567,000	63,009
Brinker International, Inc.	3,000,000	56,760
SEGA SAMMY HOLDINGS INC.[2]	4,700,000	44,694
D.R. Horton, Inc.	3,580,000	44,607
		17,927,990

HEALTH CARE — 9.82%
Roche Holding AG2	13,330,000	2,246,352
Medtronic, Inc.	38,569,000	2,105,867
Gilead Sciences, Inc.[1]	20,920,000	1,102,066
Genentech, Inc.[1]	10,250,000	1,012,187
Eli Lilly and Co.	21,220,000	989,913
Stryker Corp.	13,274,400	891,907
Celgene Corp.[1]	10,800,000	748,440
Merck & Co., Inc.	18,038,608	643,437
Amgen Inc.[1]	10,000,400	628,525
Aetna Inc.	13,760,000	593,606
Teva Pharmaceutical Industries Ltd. (ADR)	11,730,107	555,303
Boston Scientific Corp.[1]	42,800,000	537,568
Cardinal Health, Inc.	9,375,000	515,437
Intuitive Surgical, Inc.[1]	1,500,000	442,905
Abbott Laboratories	7,250,000	416,368
Schering-Plough Corp.	20,987,500	407,158
C. R. Bard, Inc.	4,249,500	397,116
Novo Nordisk A/S, Class B2	6,527,400	362,855
McKesson Corp.	6,200,000	358,236
Hospira, Inc.[1]	7,750,000	312,790
UnitedHealth Group Inc.	9,200,000	280,140
St. Jude Medical, Inc.[1]	5,100,000	233,733
AstraZeneca PLC (Sweden)[2]	4,778,000	232,344
Johnson & Johnson	3,050,000	214,812
Biogen Idec Inc.[1]	4,000,000	203,720
Allergan, Inc.	3,380,000	188,841
Wyeth	3,000,000	129,840
CIGNA Corp.	3,000,000	125,640
Endo Pharmaceuticals Holdings Inc.[1]	5,300,000	120,416
Cephalon, Inc.[1]	1,400,000	107,268
Pharmaceutical Product Development, Inc.	2,480,000	101,184
Charles River Laboratories International, Inc.[1]	1,500,000	98,415
Covance Inc.[1]	1,000,000	94,340
Covidien Ltd.	1,565,475	84,645
APP Pharmaceuticals, Inc.[1]	1,850,804	43,809
Zimmer Holdings, Inc.[1]	337,387	24,423
Forest Laboratories, Inc.[1]	587,500	20,968
Affymetrix, Inc.[1]	2,000,000	17,160
		17,589,734

INDUSTRIALS — 7.68%
General Electric Co.	65,080,000	1,828,748
United Parcel Service, Inc., Class B	18,883,500	1,210,810
Caterpillar Inc.	16,166,000	1,143,421
General Dynamics Corp.	11,641,400	1,074,501
Boeing Co.	12,400,000	812,944
FedEx Corp.	9,730,000	805,839
Burlington Northern Santa Fe Corp.	6,829,600	733,499
Lockheed Martin Corp.	5,130,000	597,337
Precision Castparts Corp.	5,307,000	548,001
Union Pacific Corp.	6,461,500	542,120
Southwest Airlines Co.	31,389,000	478,055
Norfolk Southern Corp.	5,600,315	411,791
Deutsche Post AG2	15,460,000	361,419
United Technologies Corp.	5,090,000	333,853
Fluor Corp.	4,000,000	320,520
Iron Mountain Inc.[1]	10,040,000	290,256
Raytheon Co.	4,700,000	281,953
Tyco International Ltd.	6,363,000	272,845
Mitsubishi Heavy Industries, Ltd.[2]	55,491,400	265,283
Northrop Grumman Corp.	3,182,000	219,081
Joy Global Inc.	3,000,000	213,120
Mitsubishi Corp.[2]	7,400,000	205,165
Allied Waste Industries, Inc.[1]	15,000,000	201,600
Roper Industries, Inc.	3,000,000	177,240
KBR, Inc.	6,575,289	161,423
Avery Dennison Corp.	1,598,000	77,088
Bombardier Inc., Class B	9,133,250	70,917
Continental Airlines, Inc., Class B1	3,400,000	55,250
Robert Half International Inc.	1,610,000	41,216
Monster Worldwide, Inc.[1]	1,114,500	21,777
		13,757,072

MATERIALS — 6.35%
Syngenta AG2,3	5,200,000	1,395,376
Freeport-McMoRan Copper & Gold Inc.	14,638,500	1,307,511
Potash Corp. of Saskatchewan Inc.	6,006,500	1,042,728
Barrick Gold Corp.	30,000,000	1,041,900
USX Corp.[3]	7,656,935	1,018,908
Newmont Mining Corp.	16,898,000	762,100
Monsanto Co.	6,389,182	729,964
BHP Billiton PLC[2]	17,686,093	553,300
BHP Billiton PLC (ADR)	1,460,608	91,317
Rio Tinto PLC[2]	6,172,960	586,808
Teck Cominco Ltd., Class B	9,950,000	415,418
CRH PLC[2]	15,502,995	406,485
BHP Billiton Ltd.[2]	10,215,000	359,414
ArcelorMittal[2]	3,595,085	282,733
ArcelorMittal, Class A, New York registered shares	650,000	51,103
Sigma-Aldrich Corp.	5,455,000	309,626
POSCO[2]	530,000	227,701
Israel Chemicals Ltd.[2]	12,700,000	210,727
Vulcan Materials Co.	2,750,000	205,810
Mosaic Co.	956,100	102,054
Sealed Air Corp.	3,500,000	84,805
Norsk Hydro ASA (ADR)[2]	7,839,000	83,522
Newcrest Mining Ltd.[2]	3,463,926	81,781
Kuraray Co., Ltd.[2]	2,290,000	23,919
		11,375,010

FINANCIALS — 5.62%
Citigroup Inc.	80,187,000	1,522,751
Berkshire Hathaway Inc., Class A1	12,150	1,416,690
American International Group, Inc.	44,178,896	949,404
Wachovia Corp.	42,500,000	675,325
Banco Bradesco SA, preferred nominative (ADR)	34,944,900	643,336
PNC Financial Services Group, Inc.	8,479,000	610,064
Bank of New York Mellon Corp.	11,306,400	391,315
Sovereign Bancorp, Inc.[1,3]	36,725,000	354,763
Marsh & McLennan Companies, Inc.	10,500,000	335,265
State Street Corp.	4,334,735	293,332
JPMorgan Chase & Co.	7,285,000	280,400
Wells Fargo & Co.	8,832,800	267,369
T. Rowe Price Group, Inc.	4,000,000	237,440
Mitsubishi Estate Co., Ltd.[2]	9,700,000	215,309
AFLAC Inc.	3,545,000	201,001
National City Corp.	26,168,700	131,890
National City Corp.[4]	8,285,000	41,756
Banco Santander, SA2	9,140,000	155,357
XL Capital Ltd., Class A	7,523,000	151,212
AMP Ltd.[2]	21,000,000	124,154
Banco Bilbao Vizcaya Argentaria, SA2	7,000,000	118,157
Marshall & Ilsley Corp.	7,399,998	113,960
Fannie Mae	15,944,400	109,060
Capital One Financial Corp.	2,200,000	97,108
Washington Mutual, Inc.[2,4]	22,857,142	78,686
Washington Mutual, Inc.[4]	1,714,286	6,943
BOC Hong Kong (Holdings) Ltd.[2]	37,386,000	83,363
American Express Co.	2,000,000	79,360
AXIS Capital Holdings Ltd.	2,000,000	66,860
Zions Bancorporation	2,145,000	57,572
Protective Life Corp.	1,500,000	54,435
Freddie Mac	9,500,000	42,845
SLM Corp.[1]	2,406,000	39,723
Popular, Inc.	4,000,000	32,600
Willis Group Holdings Ltd.	900,000	30,978
Umpqua Holdings Corp.	2,175,000	30,363
HDFC Bank Ltd.[2]	633,200	18,220
Discover Financial Services	910,000	14,970
		10,073,336

CONSUMER STAPLES — 3.93%
PepsiCo, Inc.	20,650,000	1,414,112
Coca-Cola Co.	19,705,000	1,026,039
Avon Products, Inc.	18,575,000	795,567
Walgreen Co.	17,311,100	630,643
Archer Daniels Midland Co.	22,189,351	564,941
Groupe Danone SA2	6,335,000	440,598
Altria Group, Inc.	19,336,700	406,651
Wm. Wrigley Jr. Co.	3,762,500	299,043
Bunge Ltd.	3,000,000	268,080
Kerry Group PLC, Class A2,3	8,965,824	243,276
Wal-Mart Stores, Inc.	3,025,000	178,687
SYSCO Corp.	4,404,100	140,183
Constellation Brands, Inc., Class A1	6,200,000	130,882
L’Oréal SA2	1,300,000	129,081
Shoppers Drug Mart Corp.	2,035,000	106,107
Diageo PLC[2]	5,500,000	101,693
General Mills, Inc.	1,235,000	81,732
Whole Foods Market, Inc.	3,449,600	63,162
C&C Group PLC[2]	6,000,000	21,683
		7,042,160

TELECOMMUNICATION SERVICES — 1.12%
Sprint Nextel Corp., Series 1	129,510,350	1,129,330
Qwest Communications International Inc.[3]	121,418,000	458,960
Rogers Communications Inc., Class B, nonvoting	3,000,000	108,650
Rogers Communications Inc., Class A	418,500	16,661
KDDI Corp.[2]	19,346	112,718
Verizon Communications Inc.	2,584,350	90,762
Telephone and Data Systems, Inc., Special Common Shares	2,303,100	86,021
Embarq Corp.	85,000	4,009
Broadview Networks Holdings, Inc., Class A1,2,4	31,812	—
		2,007,111
UTILITIES — 0.78%
NRG Energy, Inc.[1]	8,000,000	301,120
Reliant Energy, Inc.[1]	17,302,000	294,653
Mirant Corp.[1,3]	9,750,000	288,405
Questar Corp.	4,950,000	256,856
Veolia Environnement[2]	2,650,000	142,572
Dynegy Inc., Class A1	19,920,000	118,723
		1,402,329

MISCELLANEOUS — 4.81%
Other common stocks in initial period of acquisition		8,616,222

Total common stocks (cost: $130,623,279,000)		153,801,643

Preferred stocks — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc., Series B1,2,4	1,272	583

Total preferred stocks (cost: $21,000,000)		583

Warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,2,4]	2,857,142	484

Total warrants (cost: $10,949,000)		484

Convertible securities — 0.44%

FINANCIALS — 0.41%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,4]	3,750,000	167,816
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares[2,4]	5,140,000	230,020
National City Corp., Series G, 0% noncumulative convertible preferred[2,4]	3,543	339,278
		737,114

MISCELLANEOUS — 0.03%
Other convertible securities in initial period of acquisition		45,700

Total convertible securities (cost: $848,800,000)		782,814

	Principal amount	Value
Bonds & notes — 0.04%	(000)	(000)

CONSUMER DISCRETIONARY — 0.04%
Harrah’s Operating Co., Inc. 10.75% 2016[5]	$ 75,000	$ 50,812
Delphi Automotive Systems Corp. 6.50% 2009[6]	20,000	2,700
Delphi Corp. 6.50% 2013[6]	53,500	6,955
Delphi Automotive Systems Corp. 6.55% 2006[6]	58,190	7,565
Delphi Automotive Systems Corp. 7.125% 2029[6]	22,000	2,860
		70,892

TELECOMMUNICATION SERVICES — 0.00%
Level 3 Financing, Inc. 12.25% 2013	4,150	4,254

Total bonds & notes (cost: $199,900,000)		75,146

Short-term securities — 13.76%

U.S. Treasury Bills 1.18%–1.95% due 9/4/2008–2/26/2009	9,207,800	9,167,725
Freddie Mac due 1.85%–2.50% 9/2/2008–1/9/2009	3,029,770	3,020,292
Fannie Mae 1.72%–2.45% due 9/3–12/5/2008	2,718,763	2,711,754
Federal Home Loan Bank 1.72%–2.51% due 9/3–12/29/2008	2,303,300	2,297,308
Coca-Cola Co. 2.02%–2.37% due 9/10–11/6/2008[5]	544,700	543,021
Procter & Gamble International Funding S.C.A 2.08%–2.27% due 9/22–11/10/2008[5]	446,750	445,682
Procter & Gamble 2.10% due 10/7/2008[5]	79,500	79,282
General Electric Capital Corp. 2.47%–2.52% due 10/7–10/17/2008	275,000	274,204
General Electric Capital Services, Inc. 2.42%–2.53% due 9/16–10/3/2008	161,600	161,315
AT&T Inc. 2.14%–2.28% due 9/10–11/14/2008[5]	432,605	431,050
Hewlett-Packard Co. 2.14%–2.20% due 9/23–10/17/2008[5]	413,700	412,834
International Bank for Reconstruction and Development 1.89%–1.92% due 9/12–10/10/2008	393,900	393,246
Federal Farm Credit Banks 2.04%–2.50% due 9/2/2008–2/13/2009	386,000	384,150
Pfizer Inc. 2.17%–2.27% due 9/19–10/22/2008[5]	369,100	368,186
Wells Fargo & Co. 2.21%–2.41% due 9/5–10/3/2008	346,300	345,758
Bank of America Corp. 2.50%–2.70% due 9/9–12/2/2008	306,300	305,175
United Parcel Service Inc. 2.01%–2.18% due 9/2–11/14/2008[5]	290,000	289,505
Johnson & Johnson 2.00%–2.09% due 10/6–11/12/2008[5]	277,700	276,645
JPMorgan Chase & Co. 2.50%–2.64% due 9/2–10/21/2008	257,300	256,630
IBM Corp. 2.14%–2.25% due 9/9–9/15/2008[5]	149,300	149,188
IBM Capital Inc. 2.15%–2.25% due 9/10–9/18/2008[5]	100,000	99,895
Merck & Co. Inc. 2.08%–2.20% due 9/8–10/16/2008	245,000	244,429
Variable Funding Capital Corp. 2.45%–2.75% due 9/5–9/16/2008[5]	200,000	199,852
Wal-Mart Stores Inc. 2.05%–2.13% due 9/30–12/16/2008[5]	200,000	199,062
Private Export Funding Corp. 2.05%–2.29% due 9/16–10/23/2008[5]	177,000	176,622
Union Bank of California, N.A. 2.44%–2.60% due 9/8–9/9/2008	160,000	159,998
Honeywell International Inc. 2.08%–2.20% due 9/16–10/17/2008[5]	147,700	147,457
Ciesco LLC 2.62%–2.70% due 10/21/2008[5]	100,000	99,601
CAFCO, LLC 2.70% due 10/15/2008[5]	40,200	40,051
Caterpillar Financial Services Corp. 2.03%–2.10% due 9/3–10/27/2008	100,000	99,832
Medtronic Inc. 2.05%–2.07% due 9/16–10/22/2008[5]	96,900	96,769
Walt Disney Co. 2.00%–2.13% due 9/4–10/10/2008	92,800	92,599
Illinois Tool Works Inc. 2.06%–2.12% due 10/1–10/10/2008	88,900	88,709
NetJets Inc. 2.06%–2.10% due 9/16–10/17/2008[5]	88,500	88,373
Eaton Corp. 2.31%–2.33% due 9/19–10/6/2008[5]	77,526	77,379
3M Co. 2.02% due 9/5/2008	65,000	64,982
John Deere Capital Corp. 2.12%–2.14% due 9/19–10/7/2008[5]	53,000	52,884
HSBC Finance Corp. 2.52% due 9/5/2008	50,000	49,981

	Principal amount	Value
Short-term securities	(000)	(000)

Paccar Financial Corp. 2.15% due 11/13/2008	$50,000	$ 49,712
American Express Credit Corp. 2.42%–2.60% due 9/26–10/14/2008	40,000	39,907
Kimberly-Clark Worldwide Inc. 2.22% due 9/3/2008[5]	32,400	32,393
Harvard University 2.08%–2.15% due 9/29–10/7/2008	29,500	29,429
Abbott Laboratories 2.01% due 9/4–9/8/2008[5]	25,000	24,990
Genentech, Inc. 2.07% due 9/11/2008[5]	22,800	22,786
Yale University 2.36% due 9/5/2008	20,000	19,993
Brown-Forman Corp. 2.30% due 11/3/2008[5]	15,746	15,668
Chevron Funding Corp. 2.12% due 9/19/2008	14,400	14,384

Total short-term securities (cost: $24,639,454,000)		24,640,687

Total investment securities (cost: $156,343,382,000)		179,301,357
Other assets less liabilities		(182,219)

Net assets		$179,119,138

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous," was $18,326,580,000, which represented 10.23% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets

CONSOL Energy Inc.	10/2/2003	$ 67,784	$ 501,054.28%
Citigroup Inc., Series J, 7.00%, noncumulative
convertible preferred depositary shares	1/15/2008	257,000	230,020.13
Citigroup Inc., Series D, 7.00%, noncumulative
convertible preferred	1/15/2008	187,500	167,816.09
National City Corp., Series G, 0% noncumulative convertible preferred	4/21/2008	354,300	339,278.19
National City Corp.	4/21/2008	41,425	41,756.02
Washington Mutual, Inc.	4/8/2008	189,051	78,686.04
Washington Mutual, Inc.	4/8/2008	15,000	6,943.01
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	10,949	484	—
Broadview Networks Holdings, Inc., Series B	7/7/2000–3/6/2002	21,000	583	—
Broadview Networks Holdings, Inc., Class A	7/7/2000–3/6/2002	—	—	—
ProAct Holdings, LLC	1/4/2005	162	—	—

Total restricted securities		$1,144,171	$1,366,620.76%

5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,419,987,000, which represented 2.47% of the net assets of the fund.
6Scheduled interest and/or principal payment was not received.

Key to abbreviation
ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important informationis contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-905-1008O-S15883

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Growth Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc.  (the “Fund”) as of August 31, 2008, and for the year then ended and have issued our report thereon dated October 2, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 2, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: November 7, 2008

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 7, 2008